UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________
FORM 8-K
 _____________________________________________
Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 24, 2018
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 24, 2018, Marathon Petroleum Corporation, a Delaware corporation (“MPC”), held its special meeting of stockholders (the “MPC Special Meeting”) to vote on the MPC proposals identified in the definitive joint proxy statement/prospectus dated August 3, 2018 (the “Definitive Proxy Statement”).
As of August 1, 2018, the record date for the MPC Special Meeting, there were 451,007,474 shares of MPC common stock outstanding, all of which were entitled to vote at the MPC Special Meeting. A quorum of 338,314,673 shares were represented in person or by proxy at the MPC Special Meeting. The number of votes cast for and against, as well as abstentions, with respect to each proposal is set out below:
1. Proposal to approve the issuance of shares of MPC common stock in connection with the merger as contemplated by the Agreement and Plan of Merger, dated as of April 29, 2018, as amended among MPC, Andeavor, Mahi Inc. and Mahi LLC.
The table below details the voting results for this proposal.

For	Against	Abstain
331,336,353	6,014,668	963,652

2. Proposal to adopt an amendment to the restated certificate of incorporation of MPC (as amended, the “Current Charter”) to increase the number of authorized shares of MPC common stock from one billion to two billion.
The table below details the voting results for this proposal.

For	Against	Abstain
327,227,901	10,073,415	1,013,357

3. Proposal to adopt an amendment to the Current Charter to increase the maximum number of directors permitted to serve on the MPC board of directors from 12 to 14.
The table below details the voting results for this proposal.

For	Against	Abstain
328,180,015	7,424,167	2,710,491

4. Proposal to adjourn the MPC Special Meeting, if reasonably necessary, to provide stockholders with any required supplement or amendment to the accompanying joint proxy statement/prospectus or to solicit additional proxies in the event there are not sufficient votes at the time of the MPC Special Meeting to approve the issuance of shares of MPC common stock in connection with the merger.
The table below details the voting results for this proposal.

For	Against	Abstain
305,676,024	31,644,242	994,407

Item 8.01	Other Events.
Concurrently with the MPC Special Meeting, Andeavor held a special meeting of its stockholders (the “Andeavor Special Meeting”) to vote on the Andeavor proposals identified in the Definitive Proxy Statement. On September 24, 2018, MPC issued a press release announcing the results of the MPC stockholder votes at the MPC Special Meeting and the Andeavor stockholder votes at the Andeavor Special Meeting. A copy of the press release issued is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 24, 2018, issued by Marathon Petroleum Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: September 24, 2018	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary